FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT dated as of August 10, 2006 (this "Amendment") is made by Maxim TEP, Inc., a Texas corporation (the "Debtor"), in favor of Maxim TEP Plc, a public company limited by shares registered in England under number 5685588 (the "Secured Party").

WHEREAS, the Borrower executed a Promissory Note dated June 30, 2006 in the principal amount of $20,000,000 in favor of the Secured Party (the "First Note");

WHEREAS, it was a condition precedent to the Secured Party's making any loans or otherwise extending credit to the Debtor under the First Note that the Debtor execute and deliver to the Secured Party that certain Security Agreement dated June 30, 2006 (the "Agreement");

WHEREAS, the Borrower has executed another Promissory Note dated the date hereof in the principal amount of $2,000,000 in favor of the Secured Party (the "Second Note");

WHEREAS, it is a condition precedent to the Secured Party's making any loans or otherwise extending credit to the Debtor under the Second Note that the Debtor amend the Agreement in the manner provided herein.

NOW, THEREFORE, in consideration of the agreements, premises and mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions. Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

Section 2. Amendments.

(a) In each instance as used in the Agreement, the term "Note" shall mean, collectively, the First Note and the Second Note, and any other promissory note issued in connection with the Investment Agreement, and all other note(s) given in substitution therefor, or in modification, renewal, extension, increase or consolidation thereof.

(b) All capitalized terms used in the Agreement without definitions shall have the respective meanings provided therefor in the Second Note.

Section 3. Extent of Amendments and References. Except as otherwise expressly provided herein, the Agreement and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. From and after the effectiveness of this Amendment, the terms "this Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this Amendment.

Section 4. Governing Law; Consent to Jurisdiction. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. The Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Amendment, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address specified in the Note. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

Section 5 **WAIVER OF TRIAL BY JURY. THE DEBTOR AND THE SECURED PARTY, TO THE MAXIMUM EXTENT THEY MAY LEGALLY DO SO, HEREBY KNOWINGLY, VOLUNTARILY AND EXPRESSLY WAIVE, WITH AND UPON ADVICE OF COMPETENT COUNSEL, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE DEBTOR AND THE SECURED PARTY HEREBY AGREE THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.**

Section 6. Miscellaneous. The headings of each section of this Amendment are for convenience only and shall not define or limit the provisions thereof. This Amendment and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Amendment shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Amendment. This Amendment may be executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument. This Amendment may be amended solely by a writing signed by both parties.

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IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

MAXIM TEP, INC.

By: ______________________________
Name: Daniel W. Williams
Title: President/CEO

ACCEPTED:

By: ______________________________
Name: ____________________________
Title: ____________________________

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF TEXAS §
COUNTY OF MONTGOMERY §

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 10th day of August, 2006, personally appeared Daniel W. Williams to me known personally, and who, being by me duly sworn, deposes and says that he is the President/CEO of Maxim TEP, Inc. , acting on its behalf ("Borrower"), and that said instrument was signed and sealed on behalf of Maxim TEP, Inc. and said President/CEO acknowledged said instrument to be the free act and deed of Maxim TEP, Inc. as Borrower.

[SEAL] KRISTIN ANNE BARNHART Notary Public, State of Texas My Commission Expires March 15, 2009

____
Notary Public in and for the State of Texas

My Commission Expires: March 15, 2009

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